Exhibit 10.3

AMENDMENT NO. 2, dated as of June 14, 2007 (this “Amendment”), to the Fixed Asset Credit Agreement, dated as of July 18, 2006 (as amended, restated, supplemented, or otherwise modified as of the date hereof, the “Credit Agreement”), among PLIANT CORPORATION PTY LTD., PLIANT CORPORATION OF CANADA LTD., PLIANT FILM PRODUCTS GMBH and ASPEN INDUSTRIAL, S.A. DE C.V. (collectively, the “Borrowers”), the Lenders party thereto and MERRILL LYNCH BANK USA, as Administrative Agent.

A.            The Borrowers desire to refinance in full the aggregate outstanding principal amount of 13% senior subordinated notes due 2010 of the Parent outstanding on the date hereof with the proceeds of the 18% senior subordinated notes due 2012 of the Parent (the “Specified Transactions”) and has asked that the undersigned (i) consent to the Specified Transactions (and waive any Defaults or Events of Default resulting solely therefrom) and (ii) amend the Credit Agreement as set forth herein.

B.            The undersigned have agreed to (i) consent to the Specified Transactions (and waive any Defaults or Events of Default resulting solely therefrom) and (ii) amend the Credit Agreement as set forth herein.

C.            Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

SECTION 1.           Consent and Waiver. Effective as of Second Amendment Effective Date (as defined below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 4 hereof, the undersigned hereby consent to the Specified Transactions and waive any Defaults or Events of Default resulting solely therefrom.

SECTION 2.           Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)           The definition of “Senior Subordinated Notes” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Senior Subordinated Notes” means the 18% senior subordinated notes due 2012 of the Parent in an aggregate principal amount not to exceed $24,000,000 and any Permitted Refinancing Indebtedness in respect thereof.”

(b)           Section 6.01(ix) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(ix)         the Senior Subordinated Notes in an aggregate principal amount not exceeding $24,000,000 plus the amount of additional Permitted Refinancing Indebtedness in respect thereof incurred in respect of unpaid accrued interest and premium thereon;”

(c)           Section 6.09(b)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(iii) payment of regularly scheduled interest payments as and when due in respect of the Senior Subordinated Notes.”

SECTION 3.           Representations and Warranties.  Each of the Loan Parties represents and warrants to the Administrative Agent and to each of the Lenders that:

(a)           This Amendment has been duly authorized, executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms.

(b)           After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents qualified as to materiality are true and correct and those not so qualified are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.

(c)           After giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 4.           Conditions to Effectiveness.  This Amendment shall become effective when the following conditions have been satisfied (the “Second Amendment Effective Date”):

(a)           The Administrative Agent shall have received counterparts to this Amendment from the Borrowers, the other Loan Parties, the Required Lenders and the Administrative Agent.

(b)           The Administrative Agent shall have received all reasonable fees and expenses required to be paid or reimbursed by the Borrowers pursuant hereto or the Credit Agreement or otherwise, in each case to the extent invoiced to the Borrowers on or prior to the date hereof, including all such reasonable fees and expenses of counsel to the Administrative Agent.

(c)           The Administrative Agent shall have received copies of the Senior Subordinated Note Documents certified by a Financial Officer as complete and correct.

SECTION 5.           Continuing Effect.  Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.  Each Loan Party hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified by this Amendment) to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified by this Amendment).  After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby.  This Amendment shall be a Loan Document for all purposes.

SECTION 6.           Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.           Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.  Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

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SECTION 8.           Expenses.  The Borrowers agree to reimburse the Administrative Agent for reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Weil, Gotshal & Manges LLP, counsel for the Administrative Agent.

SECTION 9.           Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

PLIANT CORPORATION PTY LTD.

By:	/s/ Kevin Hubbard
Name:	Kevin Hubbard
Title:	Director of Finance

By:	/s/ Ian Rayner
Name:	Ian Rayner
Title:	Managing Director

PLIANT CORPORATION OF CANADA LTD.

By:	/s/ Chris M. Nielsen
Name:	Chris M. Nielsen
Title:	Assistant Treasurer/Assistant Secretary

PLIANT FILM PRODUCTS GMBH

By:	/s/ Heinz Flicker
Name:	Heinz Flicker
Title:	Director of Finance

ASPEN INDUSTRIAL, S.A. DE C.V.

By:	/s/ Chris M. Nielsen
Name:	Chris M. Nielsen
Title:	Treasurer/Secretary

JACINTO MEXICO, S.A. DE C.V.

By:	/s/ Chris M. Nielsen
Name:	Chris M. Nielsen
Title:	Treasurer/Secretary

PLIANT DE MEXICO, S.A. DE C.V.

By:	/s/ Chris M. Nielsen
Name:	Chris M. Nielsen
Title:	Treasurer/Secretary

MERRILL LYNCH BANK USA, as Administrative Agent and Lender

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MERRILL LYNCH INTERNATIONAL (AUSTRALIA) LIMITED, as Australian Lender

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MERRILL LYNCH CAPITAL CANADA INC., as Canadian Lender

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MERRILL LYNCH CAPITAL MARKETS BANK LIMITED, as German Lender

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MERRILL LYNCH MORTGAGE CAPITAL INC., as Mexican Lender

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